Segment Reporting	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Segment Reporting [Abstract]
Segment Reporting

Note 16 - Segment Reporting

The Company has a single reportable segment that derives revenues from the delivery of feasibility study reports to customers seeking to gain insight into how data driven tracking could improve their business.

The Company’s chief operating decision-makers (the “CODM”), which are the Company’s Chief Executive Officer and Chief Financial Officer, assess performance for the reportable segment and decide how to allocate resources using net income as the primary measure of profitability. The CODM are not regularly provided with specific segment expenses, but focus on revenue, gross profit, and net income/loss. Expense information, including cost of goods sold, can be easily computed from the information provided. This segment measures of profitability are shown in the condensed consolidated statements of operations. The measure of segment assets is reported on the condensed consolidated balance sheets as total assets.

Note 13 - Segment Reporting

The Company has a single reportable segment that derives revenues from the delivery of feasibility study reports to customers seeking to gain insight into how data driven tracking could improve their business.

The Company’s chief operating decision-makers (the “CODM”), which are SEE ID’s chief executive officer and chief financial officer, assess performance for the reportable segment and decide how to allocate resources using net income as the primary measure of profitability. The CODM are not regularly provided with specific segment expenses, but focus on revenue, gross profit, and net income/loss. Expense information, including cost of sales, can be easily computed from the provided information. This segment measures of profitability are shown in the consolidated statements of operations. The measure of segment assets is reported on the consolidated balance sheets as total assets.